Northwestern Mutual Series Fund, Inc.
Supplement Dated November 12, 2021 to the
Statutory Prospectus Dated May 1, 2021
The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2021, as supplemented June 25, 2021, August 30, 2021, October 25, 2021 and October 29, 2021 (the “Prospectus”). You should read this Supplement together with the Prospectus.
Sub-Adviser to Select Bond Portfolio: Change-In-Control Transaction
On November 1, 2021, Wells Fargo Asset Management Holdings, LLC, the parent of Wells Capital Management, Inc. (WellsCap), the sub-adviser to the Select Bond Portfolio (“Portfolio”), was sold to GTCR LLC and Reverence Capital Partners, L.P. In connection with that transaction, WellsCap became known as Allspring Global Investments, LLC (“Allspring”). As a result of the closing of the transaction, effective on November 1, 2021, certain sections of the Prospectus shall be amended as noted below.
The following amendments to the Prospectus shall be effective November 1, 2021:
The “PORTFOLIO MANAGEMENT” section of the Portfolio’s Summary is amended to read as follows:
“Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: Allspring Global Investments, LLC
On November 1, 2021, Wells Fargo Asset Management Holdings, LLC, the parent of Wells Capital Management, Inc. (WellsCap), the sub-adviser to the Portfolio, was sold to GTCR LLC and Reverence Capital Partners, L.P. In connection with that transaction, WellsCap became known as Allspring Global Investments, LLC (Allspring).
Portfolio Managers: Maulik Bhansali, CFA, Senior Portfolio Manager at Allspring, has co-managed the Portfolio in his capacity with Allspring since November 2021 and had served as co-portfolio manager to the Portfolio in his capacity with WellsCap since October 2017. Mr. Bhansali joined WellsCap in 2001.
Jarad Vasquez, Senior Portfolio Manager at Allspring, has co-managed the Portfolio in his capacity with Allspring since November 2021 and had served as co-portfolio manager to the Portfolio in his capacity with WellsCap since October 2017. Mr. Vasquez joined WellsCap in 2007.”
The paragraph relating to WellsCap under the heading “THE INVESTMENT ADVISER AND SUB-ADVISERS – The Sub-Advisers” is deleted.
The following paragraph is added about Allspring under the heading “THE INVESTMENT ADVISER AND SUB-ADVISERS – The Sub-Advisers:”
“Allspring Global Investments, LLC (“Allspring”), 525 Market Street, San Francisco, California 94105, serves as sub-adviser to the Select Bond Portfolio. On November 1, 2021, Wells Fargo Asset Management Holdings, LLC, the parent of Wells Capital Management, Inc. (WellsCap), the sub-adviser to the Portfolio, was sold to GTCR LLC and Reverence Capital Partners, L.P. In connection with that transaction, WellsCap became known as Allspring Global Investments, LLC. (WellsCap served as sub-adviser to the Portfolio since November 2014.) Allspring is a wholly-owned subsidiary of Allspring Global Investment Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. Allspring is a multi-boutique asset management firm committed to delivering superior investment services to institutional clients, including mutual funds.”
The following text replaces the information under the heading “THE INVESTMENT ADVISER AND SUB-ADVISERS – Portfolio Managers – Select Bond Portfolio:”
“Maulik Bhansali, CFA, Senior Portfolio Manager at Allspring, has co-managed the Portfolio in his capacity with Allspring since November 2021 and had served as co-portfolio manager to the Portfolio in his capacity with WellsCap since October 2017. Mr. Bhansali joined WellsCap in 2001. Prior to joining the Montgomery Fixed Income team at WellsCap in 2006, he was an equity research analyst responsible for quantitative modeling and portfolio construction in addition to fundamental analysis.
Jarad Vasquez, Senior Portfolio Manager at Allspring, has co-managed the Portfolio in his capacity with Allspring since November 2021 and had served as co-portfolio manager to the Portfolio in his capacity with WellsCap since October 2017. Mr. Vasquez joined WellsCap in 2007. Prior to joining WellsCap, Mr. Vasquez was a trader at Susquehanna International Group and an options specialist on the Philadelphia Stock Exchange.”
Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.
Select Bond Portfolio
Supplement Dated November 12, 2021
to the
Summary Prospectus for the Select Bond Portfolio Dated May 1, 2021
The following information supplements the Summary Prospectus for the Select Bond Portfolio of Northwestern Mutual Series Fund, Inc. dated May 1, 2021 (the “Summary Prospectus”). You should read this Supplement together with the Summary Prospectus.
Sub-Adviser Change-In-Control
On November 1, 2021, Wells Fargo Asset Management Holdings, LLC, the parent of Wells Capital Management, Inc. (WellsCap), the sub-adviser to the Select Bond Portfolio (“Portfolio”), was sold to GTCR LLC and Reverence Capital Partners, L.P. In connection with that transaction, WellsCap became known as Allspring Global Investments, LLC (“Allspring”). Allspring will provide investment sub-advisory services for the Portfolio pursuant to an Investment Sub-Advisory Agreement approved by the Fund’s Board of Directors on June 3, 2021, which became effective on November 1, 2021. In approving the Investment Sub-Advisory Agreement, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and its investment adviser to hire or terminate a sub-adviser at any time without shareholder approval so long as, among other conditions, shareholders are provided notice of the change.
As a result of this change, the Summary Prospectus shall be amended effective November 1, 2021 as noted below.
The “PORTFOLIO MANAGEMENT” section is amended to read as follows:
“Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: Allspring Global Investments, LLC
On November 1, 2021, Wells Fargo Asset Management Holdings, LLC, the parent of Wells Capital Management, Inc. (WellsCap), the sub-adviser to the Portfolio, was sold to GTCR LLC and Reverence Capital Partners, L.P. In connection with that transaction, WellsCap became known as Allspring Global Investments, LLC (Allspring).
Portfolio Managers: Maulik Bhansali, CFA, Senior Portfolio Manager at Allspring, has co-managed the Portfolio in his capacity with Allspring since November 2021 and had served as co-portfolio manager to the Portfolio in his capacity with WellsCap since October 2017. Mr. Bhansali joined WellsCap in 2001.
Jarad Vasquez, Senior Portfolio Manager at Allspring, has co-managed the Portfolio in his capacity with Allspring since November 2021 and had served as co-portfolio manager to the Portfolio in his capacity with WellsCap since October 2017. Mr. Vasquez joined WellsCap in 2007.”
Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.
Supplement Dated November 12, 2021 to the
Statement of Additional Information Dated May 1, 2021
This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2021, as supplemented June 25, 2021, August 30, 2021 and October 29, 2021. You should read this Supplement together with the SAI.
Sub-Adviser to Select Bond Portfolio: Change-In-Control Transaction
On November 1, 2021, Wells Fargo Asset Management Holdings, LLC, the parent of Wells Capital Management, Inc. (WellsCap), the sub-adviser to the Select Bond Portfolio (“Portfolio”), was sold to GTCR LLC and Reverence Capital Partners, L.P. In connection with that transaction, WellsCap became known as Allspring Global Investments, LLC (“Allspring”). Allspring provides investment sub-advisory services for the Portfolio pursuant to an Investment Sub-Advisory Agreement approved by the Fund’s Board of Directors on June 3, 2021, which became effective on November 1, 2021. In approving the Investment Sub-Advisory Agreement, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and its investment adviser to hire or terminate a sub-adviser at any time without shareholder approval so long as, among other conditions, shareholders are provided notice of the change.
As a result of the foregoing, effective November 1, 2021, all references to WellsCap as the sub-adviser for the Fund’s Portfolio are deleted and the following section of the SAI shall be amended as noted below.
The Sub-Advisers
“The Sub-Advisers” section beginning on page B-63 is revised so that the paragraph related to WellsCap is deleted and replaced with the following:
“Allspring Global Investments, LLC (“Allspring”), 525 Market Street, San Francisco, California 94105, provides investment services to the Select Bond Portfolio pursuant to an investment sub-advisory agreement. Allspring is a wholly-owned subsidiary of Allspring Global Investment Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. For the services provided for the Select Bond Portfolio, Mason Street Advisors pays Allspring a fee at the annual rate of 0.15% of the Portfolio’s net assets on the first $500 million of assets, reduced to 0.13% on the next $500 million, reduced to 0.12% on the next $1 billion, reduced to 0.11% on the next $1 billion and 0.10% on assets over $3 billion. As of September 30, 2021, assets under management were approximately $488 billion.”

Disclosure of Non-Public Holdings Information
The table beginning on page B-75 of the SAI sub-section titled “DISCLOSURE OF PORTFOLIO HOLDINGS – Disclosure of Non-Public Holdings Information” is revised so that the disclosures with respect to the Portfolio, read as follows:
Select Bond Portfolio (sub-advised by Allspring Global Investments, LLC)
•Bloomberg L.P., in connection with fixed income
trading system, trade management, pre- and post-
compliance, analytics, and liquidity modeling and
bucketing
•BBH Infomediary in connection with monthly
liquidity risk management position reporting
•Clearwater Analytics, in connection with portfolio
and client reporting
•DTCC, in connection with handling trade
confirmations and settlement instruction
•Institutional Shareholder Services, Inc., as proxy
service provider
•Brown Brothers Harriman & Co. (BBH), in
connection with standardizing trade data, executed
trade communication and corporate actions
management
•Factset Research Systems, Inc., in connection with
conducting attribution analyses on the Portfolio
•State Street, in connection with collateral services
•Wells Fargo Technology, in connection with
Information technology infrastructure support and
administration of centrally managed information
technology controls

Appendix D Updates Related to Sub-Adviser Change
The “Other Accounts Managed by Portfolio Managers” table beginning on page B-98 is hereby amended to: (1) update references to Maulik Bhansali and Jarad Vasquez as portfolio managers for the Portfolio. The information below is as of August 31, 2021:
Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Maulik Bhansali	Select Bond Portfolio	8 registered investment companies with approximately $17 billion in total assets under management
5 other pooled
investment
vehicles with
approximately $3
billion in total
assets under
management. 1
other pooled
investment
vehicle with
approximately
$37 million in
total assets which
charges an
advisory fee
based on the
performance of
the account.

28 other accounts
with
approximately
$14 billion in
total assets under
management. 2
other accounts
with
approximately
$657 million in
total assets which
charge an
advisory fee
based on the
performance of
the account.

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jarad Vasquez	Select Bond Portfolio	8 registered investment companies with approximately $17 billion in total assets under management
5 other pooled
investment
vehicles with
approximately $3
billion in total
assets under
management. 1
other pooled
investment
vehicle with
approximately
$37 million in
total assets which
charges an
advisory fee
based on the
performance of
the account.

28 other accounts
with
approximately
$14 billion in
total assets under
management. 2
other accounts
with
approximately
$657 million in
total assets which
charge an
advisory fee
based on the
performance of
the account.

Under the “Compensation of Portfolio Managers” sub-section beginning on page B-111, the information relating to WellsCap is deleted and replaced with the following:
“Allspring Global Investments, LLC. (“Allspring Investments”). The compensation structure for Allspring Investments’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. Allspring Investments participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions. In addition to surveys, Allspring Investments also considers prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope, and assets under management when determining his/her fixed base salary. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Allspring Investments’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.
Allspring Investments’s investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients, and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as long term incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period. For many of our portfolio managers, Allspring Investments further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).”
Under the “Conflicts of Interest” sub-section beginning on page B-122, the information relating to WellsCap is deleted and replaced with the following:
“Allspring Global Investments, LLC (“Allspring Investments”). Allspring Investments’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.
The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.
To minimize the effects of these inherent conflicts of interest, Allspring Investments has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring Investments has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.”
Portfolio Manager Securities Ownership
As of November 1, 2021, Mr. Bhansali and Mr. Vasquez do not own any Northwestern Mutual variable annuities or variable life contracts with investments in the Select Bond Portfolio.

Proxy Voting Policies and Procedures
Under “APPENDIX F – Proxy Voting Policies and Procedures”, the Proxy Voting Procedures relating to Allspring is added:
Allspring Global Investments, LLC
Proxy Voting Policies and Procedures
Effective as of November 2021
Allspring Global Investments LLC (Allspring) Stewardship
As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.
Scope of Policies and Procedures
In conjunction with the Allspring Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) sets out how Allspring complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client.
With respect to client accounts of Funds Management, this includes, among others, Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund, Wells Fargo Utilities and High Income Fund (the “Trusts”). It also includes Wells Fargo (Lux) Worldwide Fund and Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”). Aside from the investment funds managed by Funds Management, Allspring also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Fund, as well as the MTN issuers, are referred to as the “Investment Products”. In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of Allspring’s other clients. Not all clients delegate proxy-voting authority to Allspring. Allspring will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which Allspring exercises no investment discretion are not voted by Allspring).
Luxembourg Products
Allspring Global Investments Luxembourg S.A. has delegated the portfolio management of the Luxembourg Funds it manages to Allspring and the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of Allspring Lux. Responsibility for exercising voting rights has also been delegated to Allspring with respect to the Worldwide Alternative Fund SICAV-SIF and to the MTN issuers.

Voting Philosophy
Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of Allspring or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested. Allspring has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.
Proxy Administrator
The proxy voting process is administered by Allspring’s Operations Department (“Proxy Administrator”), who reports to Allspring’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. The Proxy Administrator in conjunction with the Allspring Proxy Governance Committee reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.
Third Party Proxy Voting Vendor
Allspring has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with Allspring’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, Allspring retains the responsibility for proxy voting decisions.
Proxy Committee
Allspring Proxy Governance Committee
The Allspring Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The Allspring Proxy Governance Committee shall coordinate with Allspring Compliance to monitor ISS, the proxy voting agent currently retained by Allspring, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. Allspring’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to Allspring and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The Allspring Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The Allspring Proxy GovernanceCommittee may delegate certain powers and responsibilities to proxy voting working groups. The Allspring Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from proxy voting working groups. Members of the Allspring Proxy Governance Committee also oversee the implementation of Allspring Proxy Governance Committee recommendations for the respective functional areas in Allspring that they represent.
Proxy Voting Due Diligence Working Group
Among other delegated matters, the proxy voting Due Diligence Working Group (‘DDWG’) in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the DDWG escalates issues to the Allspring Proxy GovernanceCommittee that are determined to be material by the DDWG or otherwise in accordance with these Policies and Procedures. The DDWG coordinates with Allspring Global Investments Investment Analytics and Compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities.
Meetings; Committee Actions
The Allspring Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of Allspring Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any working group of the Allspring Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time. The Allspring Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.
Membership
Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the Allspring Proxy Governance Committee are identified in the Allspring Proxy Charter. Changes to the membership of the Allspring Proxy Governance Committee will be made only with approval of the Allspring Proxy Governance Committee. Upon departure from Allspring Global Investments, a member’s position on the Allspring Proxy Governance Committee will automatically terminate.
Voting Procedures
Unless otherwise required by applicable law1, proxies will be voted in accordance with the following steps and in the following order of consideration:
1 Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly.

1. First, any voting items related to Allspring “Top-of-House” voting principles (as described below under the heading “Allspring Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the Allspring’s Top-of-House voting principles.2
2. Second, any voting items for meetings deemed of “high importance”3 (e.g., proxy contests, mergers and acquisitions, capitalization proposals and anti-takeover proposals) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance -Committee) for case-by-case review and vote determination.
3. Third, with respect to any voting items where ISS Sustainability Voting Guidelines4 provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:
a. The Allspring Investment Analytics team5 evaluates the matter for materiality and any other relevant considerations.
b. If the Investment Analytics team recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance Committee) for case-by-case review and vote determination.
c. If the Investment Analytics team does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.
4. Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.6
Commitment to the Principles of Responsible Investment
As a signatory to the Principles for Responsible Investment, Allspring has integrated certain environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, Allspring considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.
2 The Allspring Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the DDWG (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination.
3 The term “high importance” is defined as those items designated Proxy Level 6, 5, or 4 by ISS, which include proxy contests, mergers, capitalization proposals and anti-takeover defenses.
4 ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights.
5 The Investment Analytics team comprises of approximately 35 team members, focused on equity and fixed income risk analytics, mutual fund risk analytics, counterparty risk analytics, model documentation, scientific learning and portfolio analytics (including portfolio characteristics, portfolio construction research, multi-asset class risk analytics, and ESG analytics). The team and its processes serve a similar function as an investment risk committee and reports into the Allspring Chief Investment Officer(s).
6 The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.

Voting Discretion
In all cases, the Allspring Proxy Governance Committee (and any working group thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the Allspring Proxy Governance Committee or a working group thereof, the Allspring Proxy Governance Committee or its working group may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.
Portfolio Manager and Sub-Adviser Input
The Allspring Proxy Governance Committee (and any working group thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the Allspring Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or Allspring Proxy Governance Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the DDWG who will determine, or escalate to the Allspring Proxy Governance Committee, the final voting decision.
Consistent Voting
Proxies will be voted consistently on the same matter when securities of an issuer are held by multiple client accounts unless there are special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines).
Governance and Oversight
Allspring Top-of-House Proxy Voting Principles/Guidelines.
The following reflects Allspring’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. Allspring has put in place a custom voting policy with ISS to implement these voting principles.
We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.
We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.
Generally speaking, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.
We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.
We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.
We believe a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity, and age as well as professional factors such as area of expertise, industry experience and geographic location.
We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.
We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests
We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.
We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.
We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.
We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general we support the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests. We will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others.
Practical Limitations to Proxy Voting
While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs).
Securities on Loan
As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the Allspring Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.
Share Blocking
Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.
Conflicts of Interest
We always seek to place the interests of our clients first and to identify and manage any conflicts of interest, including those that arise from proxy voting or engagement. Allspring acts as a fiduciary with respect to its asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise.
Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring or its affiliates (such as a sub-adviser or principal underwriter) have other relationships with the issuer of the proxy. This type of conflict is generally mitigated by the information barriers between Allspring and its affiliates and our commitment as a fiduciary to independent judgement. However, when the Allspring Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the Allspring Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods:
1. Instructing ISS to vote in accordance with its recommendation;
2. Disclosing the conflict to the relevant Board and obtaining its consent before voting;
3. Submitting the matter to the relevant Board to exercise its authority to vote on such matter;

4. Engaging an independent fiduciary who will direct the vote on such matter,
5. Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest,
6. Voting in proportion to other shareholders ("mirror voting") following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or
7. Voting in other ways that are consistent with Allspring’s obligation to vote in the best interests of its clients.
Vendor Oversight
The Allspring Proxy Administrator monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc. With respect to ISS’s management of its potential conflicts of interest with corporate issuers, ISS provides institutional clients such as Allspring with its “Policy and disclosure of Significant ISS Relationships” and tools to provide transparency of those relationships.
Other Provisions
Policy Review and Ad Hoc Meetings
The Allspring Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administrator, any member of the Allspring Proxy Governance Committee, or Allspring’s Chief Compliance Officer. The Allspring Proxy Governance Committee includes representation from Portfolio Management, Operations, Investment Analytics and, in a non-voting consultative capacity, Compliance.
Records Retention
The Allspring Proxy Administrator will maintain the following records relating to the implementation of the Policies and Procedures:
A copy of these proxy voting policies and procedures;
Proxy statements received for client securities (which will be satisfied by relying on ISS);
Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of Allspring);
Records of each written client request for proxy voting records and Allspring’s written response to any client request (written or oral) for such records; and
Any documents prepared by Allspring or ISS that were material to making a proxy voting decision.
Such proxy voting books and records shall be maintained at an office of Allspring in an easily accessible place for a period of six years.

Compliance with Regional Regulations and Client Delegation Arrangements
U.S. Regulation
These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for Allspring’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”).
E.U. Regulation
These Policies and Procedures have been established, implemented and maintained, as they apply to Allspring Luxembourg and Allspring Global Investments (UK) Limited, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (SEF II). Specific to Allspring Luxembourg, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698.
Disclosure of policies and procedures
A summary of the proxy voting policy and procedures are disclosed on Allspring’s website.
In addition, Allspring will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of Allspring’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.
Disclosure of proxy voting results
Allspring will provide to clients proxy statements and any records as to how Allspring voted proxies on behalf of clients, quarterly or upon request. For assistance, clients may contact their relationship manager to request a record of proxies voted on their behalf.
Allspring will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, Allspring has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.
Approved by the Allspring Proxy Governance Committee: November 2021
Please retain this Supplement for future reference.